Fees Summary	Mar. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,200,000.00
Previously Paid Amount	0.00
Total Fee Amount	580.02
Total Offset Amount	0.00
Net Fee	$ 580.02